================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                               December 10, 1999
--------------------------------------------------------------------------------
                                Date of Report


                             INFERENCE CORPORATION
--------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

           Delaware                          000-26334                      953436352
--------------------------------------------------------------------------------------------
(State or other jurisdiction of       (Commission File Number)          (I.R.S. Employer
incorporation or organization)                                       Identification Number)

                               100 Rowland Drive
                           Novato, California  94945
--------------------------------------------------------------------------------
                   (Address of principal executive offices)

       Registrant's telephone number, including area code:  (415) 893-7200

                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

================================================================================

Item 5.  Other Events.
         -------------

  On November 18, 1999, Inference Corporation, a Delaware corporation ("Inference") announced management changes and financial results for the quarter ended October 31, 1999. A copy of Inference's press release announcing these management changes and financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

  The press release filed as an exhibit to this report includes certain statements about Inference's business which are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of factors affecting Inference's operating results is included in Inference's public reports filed with the Securities and Exchange Commission, including, without limitation, Inference's Quarterly Reports on Form 10-Q, Annual Report on Form 10-K, Current Reports on Form 8-K and Registration Statement on Form S-3.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

     (c)   Exhibits.
     ---   ---------

     99.1  Press Release dated November 18, 1999.


                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    INFERENCE CORPORATION
                                    A Delaware Corporation

                                    By: /s/ CHARLES W. JEPSON
                                        -----------------------------------
                                        Charles W. Jepson
                                        President and Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit Number        Description of Exhibit
--------------        ----------------------------------------------------------
99.1                  Press Release dated November 18, 1999